UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 8, 2006
Pioneer Natural Resources Company

(Exact name of Registrant as specified in its charter)

Delaware	1-13245	75-2702753

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 900, Irving, Texas	75039

(Address of principal executive offices)	(Zip Code)
(972) 444-9001

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PIONEER NATURAL RESOURCES COMPANY
TABLE OF CONTENTS

		Page

Item 2.02.	Results of Operations and Financial Condition	3

Item 9.01.	Financial Statements and Exhibits

	(d) Exhibits	3

Signature		4

Exhibit Index		5

PIONEER NATURAL RESOURCES COMPANY
Item 2.02. Results of Operations and Financial Condition
     The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer Natural Resources Company (the “Company”) are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, Pioneer’s ability to replace reserves, implement its business plans (including its plans to complete certain asset divestments and to repurchase stock at favorable prices), or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q that are available from the Company or the United States Securities and Exchange Commission.
     On February 8, 2006, the Company issued a news release with financial statements and schedules that are attached hereto as exhibit 99.1. In the news release, the Company announced financial and operating results for the quarter and year ended December 31, 2005 and provided an operations update.
     On February 8, 2006, the Company issued another news release with a supplemental schedule that is attached hereto as exhibit 99.2. In the news release, the Company announced its proved reserves as of December 31, 2005, and related costs incurred for oil and gas producing activities (“Costs Incurred”), reserve additions, reserve replacement percentages and finding and development costs (“F&D Costs”) for the one -, three- and five-year periods then ended. The supplemental schedule attached to the news release provides unaudited supplemental information regarding the Company’s proved reserves as of and for the year ended December 31, 2005, and the Company’s Costs Incurred, reserve replacement percentage and F&D Costs for the year ended December 31, 2005. It also provides explanations of the terms “reserve replacement percentage” and “F&D Costs” as used by the Company in the supplemental schedule.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits
	99.1	News Release and Schedules Attached to News Release dated February 8, 2006.
	99.2	News Release and Supplemental Schedule Attached to News Release dated February 8, 2006.

PIONEER NATURAL RESOURCES COMPANY
S I G N A T U R E
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
Date: February 8, 2006	By:	/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

PIONEER NATURAL RESOURCES COMPANY
EXHIBIT INDEX

Exhibit No.	Description
99.1(a)	News Release and Schedules Attached to News Release dated February 8, 2006.
99.2(a)	News Release and Supplemental Schedule Attached to News Release dated February 8, 2006.
(a) Filed herewith.

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